EXHIBIT 99.1


                                                                 FIRST HEALTH

                                                         3200 Highland Avenue
                                                Downers Grove, IL  60515-1223
                                                               (630) 737-7900
                                                          www.firsthealth.com


 Investor Contact: Joseph E. Whitters, CFO
                   (630) 737-7511

 Media Contact:    Erin Gardiner
                   (630) 737-5016


 FOR IMMEDIATE RELEASE
 ---------------------

             FIRST HEALTH REPORTS RECORD RESULTS: 23% EPS GROWTH

 ----------------------------------------------------------------------------

 DOWNERS GROVE, IL - July 28, 2003 - Edward L. Wristen, President and Chief Executive Officer of First Health Group Corp. (NASDAQ: FHCC), announced today the results of operations for the second quarter ended June 30, 2003.


 Highlights for the quarter include:

   *  Record revenue of $219 million, up 24% from 2Q 2002

   *  Record net income of $37 million, up 14% from 2Q 2002

   *  Record EPS of $.38 up 23% from 2Q 2002


 Diluted earnings per share (EPS) and net income for the three months and six months ended June 30, 2003, increased 23% to $.38 or $37,171,000 and 23% to $.75 or $74,012,000 respectively, compared with $.31 or $32,484,000 and $.61 or $63,498,000 respectively, during the same periods last year. Revenues for the three months and six months ended June 30, 2003, increased 24% to $218,651,000 from $175,923,000 and 25% to $432,404,000 from $345,284,000, respectively, during the same periods last year.

 "The second quarter results reflect a continuing strong growth in revenue and net income that was led by the group health and public sector business," said Wristen. "Group health revenue increased 32% to $134,145,000 from second quarter of 2002 primarily due to the Mail Handlers Benefit Plan administration business. Public sector revenue increased 37% to $44,200,000 from second quarter of 2002 primarily due to new clients."

 Additionally, Mr. Wristen commented that he expects continued strong growth in 2003 revenue to approximately $875 million and EPS in the range of $1.55.


 Conference Call and Webcast
 ---------------------------
 First Health Group Corp. will be hosting a conference call and webcast on Monday, July 28 at 9 a.m. Central Daylight Time to discuss the Company's second quarter results. The quarterly conference call will be available on a live webcast from the Company's website (www.firsthealth.com).
 The webcast is open to all interested parties on a listen-only basis. Individuals who listen to the call will be presumed to have read First Health's Annual Report on Form 10-K for the year ended December 31, 2002, and Quarterly Report on Form 10-Q for the three months ended March 31, 2003.


 Business Description
 --------------------
 First Health, the premier national health-benefits services company, specializes in providing large payors with integrated managed care solutions. First Health is a unique national managed care company serving the group health, workers' compensation and state agency markets. Using technology to enable service and managed care innovations, First Health sets the bar for industry performance. For more information, visit the company website at www.firsthealth.com.


 Forward-Looking Statements Notice
 ---------------------------------
 Certain statements herein regarding anticipated financial results for 2003 and the Company's business prospects are forward-looking statements that involve substantial risks and uncertainties. In accordance with the Private Securities Litigation Reform Act of 1995, factors that could cause the Company's actual results to differ materially from those expressed or implied by such forward-looking statements include, among others, the inability of the Company to continue to: (i) enter into contracts with and successfully implement programs for new clients within the time frame established by the Company and achieve the revenue growth expected to result from the addition of such clients, (ii) expand its group health, workers' compensation and public sector business, (iii) control health care benefit expenses, and (iv) successfully integrate the Mail Handlers Benefit Plan administrative assets. All forward-looking statements herein are made as of the date hereof, and the Company undertakes no obligation to update such statements.


                                  First Health Group Corp.
                       (000's Omitted Except EPS and Percentages)
                                       (Unaudited)


                                Three Months Ended June 30,       Six Months Ended June 30,
                                ---------------------------      ---------------------------
                                                 % Increase                       % Increase
                                2003      2002   (Decrease)      2003      2002   (Decrease)
                               -------   ------- ----------     -------   ------- ----------
 -------------------------------------------------------------------------------------------
 Revenues                     $218,651  $175,923     24%       $432,404  $345,284     25%
 -------------------------------------------------------------------------------------------

 Operating Expenses:

   Cost of Services            100,148    75,077     33%        196,325   148,049     33%
   Selling and Marketing        21,356    17,755     20%         42,392    34,833     22%
   General and Administrative   15,447    11,956     29%         30,654    23,349     31%
   Health Care Benefits          4,389     3,903     12%          9,551     7,684     24%
                               -------   -------     --         -------   -------     --
                               141,340   108,691     30%        278,922   213,915     30%

 -------------------------------------------------------------------------------------------
 Operating Income               77,311    67,232     15%        153,482   131,369     17%
 -------------------------------------------------------------------------------------------

 Depreciation and
   Amortization                 15,554    13,356     16%         30,680    26,328     17%
 Interest Income                (1,359)   (1,544)   (12)%        (2,727)   (3,172)   (14)%
 Interest Expense                1,421     1,503     (5)%         2,688     2,819     (5)%
                               -------   -------     --         -------   -------     --
 Income Before
   Income Taxes                 61,695    53,917     14%        122,841   105,394     17%
 Income Taxes                   24,524    21,433     14%         48,829    41,896     17%
                               -------   -------     --         -------   -------     --
 Net Income                   $ 37,171  $ 32,484     14%       $ 74,012  $ 63,498     17%
                               =======   =======     ==         =======   =======     ==

 Share Information:
 ------------------
 Weighted Average
   Shares Outstanding -
     Basic                      95,273   101,217     (6)%        96,174   100,759     (5)%
                               =======   =======     ==         =======   =======     ==
 Net Income Per
   Common Share -
     Basic                    $    .39  $    .32     22%       $    .77  $    .63     22%
                               =======   =======     ==         =======   =======     ==

 Weighted Average
   Shares Outstanding -
     Diluted                    97,696   104,735     (7)%        98,689   104,584     (6)%
                               =======   =======     ==         =======   =======     ==

 -------------------------------------------------------------------------------------------
 Net Income Per
   Common Share -
     Diluted                  $    .38  $    .31     23%       $    .75  $    .61     23%
                               =======   =======     ==         =======   =======     ==
 -------------------------------------------------------------------------------------------


                                  First Health Group Corp.
                            (000's Omitted Except Percentages)
                                        (Unaudited)

                                Three Months Ended June 30,       Six Months Ended June 30,
                                ---------------------------      ---------------------------
                                                 % Increase                       % Increase
 Revenue Information            2003      2002   (Decrease)      2003      2002   (Decrease)
                               -------   ------- ----------     -------   ------- ----------
 -------------------------------------------------------------------------------------------
 Commercial Revenue
   Group Health:
     PPO + Administration
       Services               $ 91,087  $ 32,512    180%       $180,028  $ 66,504    171%
     PPO Services               38,936    65,561    (41)%        79,795   128,420    (38)%
     Premiums                    4,122     3,810      8%          8,357     7,820      7%
                               -------   -------     --         -------   -------     --
   Total Group Health          134,145   101,883     32%        268,180   202,744     32%

   Workers' Compensation:
     PPO + Administration
       Services                 25,174    27,206     (7)%        50,159    53,289     (6)%
     PPO Services               15,132    14,663      3%         30,284    27,780      9%
                               -------   -------     --         -------   -------     --
   Total Workers' Compensation  40,306    41,869     (4)%        80,443    81,069     (1)%

 Total Commercial Revenue      174,451   143,752     21%        348,623   283,813     23%
                               -------   -------     --         -------   -------     --
 Public Sector                  44,200    32,171     37%         83,781    61,471     36%
                               -------   -------     --         -------   -------     --
 Total Revenue                $218,651  $175,923     24%       $432,404  $345,284     25%
                               =======   =======     ==         =======   =======     ==
 -------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------
 Operating Income Margins*
 -------------------------------------------------------------------------------------------
   Commercial                       41%       46%                    41%       45%

   Public Sector                    12%        4%                    12%        7%
 ========================================================================================
 *Excludes Depreciation and Amortization


                                         June 30,             December 31,
 Summary Balance Sheet Information:       2003                   2002
 ---------------------------------       -------                -------
         Assets:
         --------------------------------------------------------------------
         Cash and Investments           $157,304               $152,712
         Accounts Receivable              83,499                 69,981
         Reinsurance Recoverable          25,959                 27,582
         Fixed Assets                    207,455                205,503
         Goodwill                        283,231                279,447
         Intangible Assets                51,988                 54,086
         Deferred Taxes                   35,240                 35,255
         Other Assets                     18,246                 18,795
                                         -------                -------
           Total Assets                 $862,922               $843,361
                                         =======                =======

         Liabilities:
         --------------------------------------------------------------------
         Claims Reserves                $ 39,700               $ 40,420
         Debt Outstanding                150,000                120,000
         Deferred Taxes                  115,168                114,692
         Purchase Reserve                  4,934                  5,795
         Accounts Payable                 61,185                 50,841
         Accrued Expenses                 41,931                 47,740
         Other Liabilities                65,522                 49,727
                                         -------                -------
           Total Liabilities             478,440                429,215

         Stockholders' Equity:           384,482                414,146
                                         -------                -------
           Total Liabilities and
             Stockholders' Equity       $862,922               $843,361
                                         =======                =======


                           First Health Group Corp.
                              (000's Omitted)
                                (Unaudited)

 Consolidated Statement of Cash Flows:
 -------------------------------------
                                                      Six Months Ended June 30,
                                                      -------------------------
                                                           2003        2002
                                                         --------    --------
 Cash flows from operating activities:
   Net Income                                           $  74,012   $  63,498
                                                         --------    --------
 Adjustments to Reconcile Net Income to Net Cash
 Provided by Operating Activities:
   Depreciation and amortization                           30,680      26,328
   Change in allowance for uncollectible receivables         (144)      1,893
   Provision for deferred income taxes                        117        (111)
   Tax benefits from stock options exercised                6,215      12,423
   Other, net                                              (1,248)        103

 Changes in Assets and Liabilities (net of effects
   of acquired businesses):
   Accounts receivable                                    (13,866)      1,790
   Other current assets                                       688       4,788
   Reinsurance recoverable                                  1,430         863
   Accounts payable and accrued expenses                   (2,570)      8,206
   Claims reserves                                           (720)        574
   Income taxes payable                                    15,101      13,574
   Non-current assets and liabilities                         748      (2,541)
                                                         --------    --------
 Net cash provided by operating activities                110,443     131,388
                                                         --------    --------
 Cash flows from investing activities:
   Purchases of investments                               (20,701)    (30,355)
   Sales of investments                                    24,349      27,096
   Acquisition of business, net of cash acquired           (3,442)    (24,027)
   Assets held for sale                                        --         923
   Purchase of property and equipment                     (30,571)    (27,001)
                                                         --------    --------
   Net cash used in investing activities                  (30,365)    (53,364)
                                                         --------    --------
 Cash flows from financing activities:
   Purchase of treasury stock                            (119,074)    (14,813)
   Proceeds from issuance of long-term debt               105,000     150,000
   Repayment of long-term debt                            (75,000)   (217,500)
   Proceeds from issuance of common stock                  14,703      21,436
   Stock option loans to employees                             --      (2,272)
   Stock option loan repayments                               232       2,360
   Sales of put options on common stock                        --         375
                                                         --------    --------
   Net cash used in financing activities                  (74,139)    (60,414)
                                                         --------    --------

 Net increase in cash and cash equivalents                  5,939      17,610
 Cash and cash equivalents, beginning of period            20,852      14,001
                                                         --------    --------
 Cash and cash equivalents, end of period               $  26,791   $  31,611
                                                         ========    ========